                                                                    Exhibit 99.9
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------------
CASE NAME: American International Travel, Inc.        ACCRUAL BASIS
---------------------------------------------------

---------------------------------------------------
CASE NUMBER: 400-42149-BJH-11                         02/13/95, RWD, 2/96
---------------------------------------------------

---------------------------------------------------
JUDGE: Barbara J. Houser
---------------------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                         MONTH ENDING: AUGUST 31, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Drew Keith                                     Chief Financial Officer
---------------------------------------            --------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                  TITLE

Drew Keith                                             9/20/2001
---------------------------------------            --------------------------
PRINTED NAME OF RESPONSIBLE PARTY                        DATE

PREPARER:

/s/ Jessica L. Wilson                              Chief Accounting Officer
---------------------------------------            --------------------------
ORIGINAL SIGNATURE OF PREPARER                           TITLE

Jessica L. Wilson                                      9/20/2001
---------------------------------------            --------------------------
PRINTED NAME OF PREPARER                                 DATE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

-------------------------------------------------
CASE NAME: American International Travel, Inc.                   ACCRUAL BASIS-1
-------------------------------------------------

-------------------------------------------------
CASE NUMBER: 400-42149-BJH-11                        02/13/95, RWD, 2/96
-------------------------------------------------

-----------------------------------
COMPARATIVE BALANCE SHEET
-----------------------------------------------------------------------------------------------------------------
                                           SCHEDULE            MONTH             MONTH              MONTH
                                                         --------------------------------------------------------
ASSETS                                      AMOUNT           July 2001         August 2001
-----------------------------------------------------------------------------------------------------------------
1.    UNRESTRICTED CASH                         $ 64,520          $      0           $      0                 $0
-----------------------------------------------------------------------------------------------------------------
2.    RESTRICTED CASH                                             $      0           $      0                 $0
-----------------------------------------------------------------------------------------------------------------
3.    TOTAL CASH                                $ 64,520          $      0           $      0                 $0
-----------------------------------------------------------------------------------------------------------------
4.    ACCOUNTS RECEIVABLE (NET)                                   $      0           $      0                 $0
-----------------------------------------------------------------------------------------------------------------
5.    INVENTORY                                                   $      0           $      0                 $0
-----------------------------------------------------------------------------------------------------------------
6.    NOTES RECEIVABLE                                            $      0           $      0                 $0
-----------------------------------------------------------------------------------------------------------------
7.    PREPAID EXPENSES                                            $      0           $      0                 $0
-----------------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                                        ($440,079)         ($440,079)                $0
-----------------------------------------------------------------------------------------------------------------
9.    TOTAL CURRENT ASSETS                      $ 64,520         ($440,079)         ($440,079)                $0
-----------------------------------------------------------------------------------------------------------------
10.   PROPERTY, PLANT & EQUIPMENT                                 $      0           $      0                 $0
-----------------------------------------------------------------------------------------------------------------
11.   LESS: ACCUMULATED
      DEPRECIATION/DEPLETION                                      $      0           $      0                 $0
-----------------------------------------------------------------------------------------------------------------
12.   NET PROPERTY, PLANT &
      EQUIPMENT                                 $      0          $      0           $      0                 $0
-----------------------------------------------------------------------------------------------------------------
13.   DUE FROM INSIDERS                                           $      0           $      0                 $0
-----------------------------------------------------------------------------------------------------------------
14.   OTHER ASSETS - NET OF
      AMORTIZATION (ATTACH LIST)                                  $      0           $      0                 $0
-----------------------------------------------------------------------------------------------------------------
15.   OTHER (ATTACH LIST)                                         $      0           $      0                 $0
-----------------------------------------------------------------------------------------------------------------
16.   TOTAL ASSETS                              $ 64,520         ($440,079)         ($440,079)                $0
-----------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------
17.   ACCOUNTS PAYABLE                                            $      0           $      0                 $0
-----------------------------------------------------------------------------------------------------------------
18.   TAXES PAYABLE                                               $      0           $      0                 $0
-----------------------------------------------------------------------------------------------------------------
19.   NOTES PAYABLE                                               $      0           $      0                 $0
-----------------------------------------------------------------------------------------------------------------
20.   PROFESSIONAL FEES                                           $      0           $      0                 $0
-----------------------------------------------------------------------------------------------------------------
21.   SECURED DEBT                                                $      0           $      0                 $0
-----------------------------------------------------------------------------------------------------------------
22.   OTHER (ATTACH LIST)                                         $      0           $      0                 $0
-----------------------------------------------------------------------------------------------------------------
23.   TOTAL POSTPETITION
      LIABILITIES                                                 $      0           $      0                 $0
-----------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------
24.   SECURED DEBT                                                $      0           $      0                 $0
-----------------------------------------------------------------------------------------------------------------
25.   PRIORITY DEBT                             $ 16,503          $      0           $      0                 $0
-----------------------------------------------------------------------------------------------------------------
26.   UNSECURED DEBT                            $513,635          ($84,891)          ($84,891)                $0
-----------------------------------------------------------------------------------------------------------------
27.   OTHER (ATTACH LIST)                                         $      0           $     $0                 $0
-----------------------------------------------------------------------------------------------------------------
28.   TOTAL PREPETITION LIABILITIES             $530,138          ($84,891)          ($84,891)                $0
-----------------------------------------------------------------------------------------------------------------
29.   TOTAL LIABILITIES                         $530,138          ($84,891)          ($84,891)                $0
-----------------------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------------------
30.   PREPETITION OWNERS' EQUITY                                 ($359,163)         ($359,163)                $0
-----------------------------------------------------------------------------------------------------------------
31.   POSTPETITION CUMULATIVE

      PROFIT OR (LOSS)                                            $  3,975           $  3,975                 $0
-----------------------------------------------------------------------------------------------------------------
32.   DIRECT CHARGES TO EQUITY
      (ATTACH EXPLANATION)
-----------------------------------------------------------------------------------------------------------------
33.   TOTAL EQUITY                              $      0         ($355,188)         ($355,188)                $0
-----------------------------------------------------------------------------------------------------------------
34.   TOTAL LIABILITIES &
      OWNERS' EQUITY                            $530,138         ($440,079)         ($440,079)                $0
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------------
CASE NAME: American International Travel, Inc.      ACCRUAL BASIS-2
----------------------------------------------

----------------------------------------------
CASE NUMBER: 400-42149-BJH-11                           02/13/95, RWD, 2/96
----------------------------------------------

------------------------------
INCOME STATEMENT
----------------------------------------------------------------------------------------------------------------
                                                  MONTH           MONTH            MONTH           QUARTER
                                             --------------------------------------------------
REVENUES                                        July 2001       August 2001                         TOTAL
----------------------------------------------------------------------------------------------------------------
1.   GROSS REVENUES                                       $0               $0               $0               $0
----------------------------------------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS                            $0               $0               $0               $0
----------------------------------------------------------------------------------------------------------------
3.   NET REVENUE                                          $0               $0               $0               $0
----------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------------------
4.   MATERIAL                                             $0               $0               $0               $0
----------------------------------------------------------------------------------------------------------------
5.   DIRECT LABOR                                         $0               $0               $0               $0
----------------------------------------------------------------------------------------------------------------
6.   DIRECT OVERHEAD                                      $0               $0               $0               $0
----------------------------------------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD                             $0               $0               $0               $0
----------------------------------------------------------------------------------------------------------------
8.   GROSS PROFIT                                         $0               $0               $0               $0
----------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------
9.   OFFICER/INSIDER COMPENSATION                         $0               $0               $0               $0
----------------------------------------------------------------------------------------------------------------
10.  SELLING & MARKETING                                  $0               $0               $0               $0
----------------------------------------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE                             $0               $0               $0               $0
----------------------------------------------------------------------------------------------------------------
12.  RENT & LEASE                                         $0               $0               $0               $0
----------------------------------------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)                                  $0               $0               $0               $0
----------------------------------------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES                             $0               $0               $0               $0
----------------------------------------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                                     $0               $0               $0               $0
----------------------------------------------------------------------------------------------------------------
OTHER  INCOME & EXPENSES
----------------------------------------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT. LIST)                     $0               $0               $0               $0
----------------------------------------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT. LIST)                    $0               $0               $0               $0
----------------------------------------------------------------------------------------------------------------
18.  INTEREST EXPENSE                                     $0               $0               $0               $0
----------------------------------------------------------------------------------------------------------------
19.  DEPRECIATION/DEPLETION                               $0               $0               $0               $0
----------------------------------------------------------------------------------------------------------------
20.  AMORTIZATION                                         $0               $0               $0               $0
----------------------------------------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)                                  $0               $0               $0               $0
----------------------------------------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES                          $0               $0               $0               $0
----------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------
23.  PROFESSIONAL FEES                                    $0               $0               $0               $0
----------------------------------------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES                                    $0               $0               $0               $0
----------------------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                                  $0               $0               $0               $0
----------------------------------------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES                        $0               $0               $0               $0
----------------------------------------------------------------------------------------------------------------
27.  INCOME TAX                                           $0               $0               $0               $0
----------------------------------------------------------------------------------------------------------------
28.  NET PROFIT (LOSS)                                    $0               $0               $0               $0
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report
--------------------------------------------------
CASE NAME: American International Travel, Inc.             ACCRUAL BASIS-3
--------------------------------------------------

--------------------------------------------------
CASE NUMBER: 400-42149-BJH-11                            02/13/95, RWD, 2/96
--------------------------------------------------

-----------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                            MONTH             MONTH           MONTH          QUARTER
                                       ---------------------------------------------------
DISBURSEMENTS                              July 2001        August 2001                        TOTAL
-----------------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                          $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------
2.  CASH SALES                                         $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-----------------------------------------------------------------------------------------------------------
3.  PREPETITION                                        $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
4.  POSTPETITION                                       $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS                           $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-----------------------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH LIST)                     $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
7.  SALE OF ASSETS                                     $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                                $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS                       $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS                                     $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE                               $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------
12. NET PAYROLL                                        $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                                 $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID                      $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
15. SECURED/RENTAL/LEASES                              $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
16. UTILITIES                                          $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
17. INSURANCE                                          $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES                                $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES                                   $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
20. TRAVEL                                             $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
21. ENTERTAINMENT                                      $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE                              $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
23. SUPPLIES                                           $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
24. ADVERTISING                                        $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                                $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS                      $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES                                  $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES                                  $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)                                $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES                      $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS                                $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
32. NET CASH FLOW                                      $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------
33. CASH - END OF MONTH                                $0              $0              $0               $0
-----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

-------------------------------------------------
CASE NAME: American International Travel, Inc.      ACCRUAL BASIS-4
-------------------------------------------------

-------------------------------------------------
CASE NUMBER: 400-42149-BJH-11                         02/13/95, RWD, 2/96
-------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                  SCHEDULE          MONTH           MONTH           MONTH
                                                               ------------------------------------------------
ACCOUNTS RECEIVABLE AGING                          AMOUNT         July 2001       August 2001
---------------------------------------------------------------------------------------------------------------
1.  0-30                                              $0                $0              $0                 $0
---------------------------------------------------------------------------------------------------------------
2.  31-60                                             $0                $0              $0                 $0
---------------------------------------------------------------------------------------------------------------
3.  61-90                                             $0                $0              $0                 $0
---------------------------------------------------------------------------------------------------------------
4.  91+                                               $0                $0              $0                 $0
---------------------------------------------------------------------------------------------------------------
5.  TOTAL ACCOUNTS RECEIVABLE                         $0                $0              $0                 $0
---------------------------------------------------------------------------------------------------------------
6.  AMOUNT CONSIDERED UNCOLLECTIBLE                   $0                $0              $0                 $0
---------------------------------------------------------------------------------------------------------------
7.  ACCOUNTS RECEIVABLE (NET)                         $0                $0              $0                 $0
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                                MONTH:   August 2001
                                                                                -------------------------------
---------------------------------------------------------------------------------------------------------------
                                   0-30            31-60           61-90             91+
TAXES PAYABLE                      DAYS            DAYS             DAYS            DAYS              TOTAL
---------------------------------------------------------------------------------------------------------------
1.  FEDERAL                          $0               $0                $0              $0                 $0
---------------------------------------------------------------------------------------------------------------
2.  STATE                            $0               $0                $0              $0                 $0
---------------------------------------------------------------------------------------------------------------
3.  LOCAL                            $0               $0                $0              $0                 $0
---------------------------------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)              $0               $0                $0              $0                 $0
---------------------------------------------------------------------------------------------------------------
5.  TOTAL TAXES PAYABLE              $0               $0                $0              $0                 $0
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
6.  ACCOUNTS PAYABLE                 $0               $0                $0              $0                 $0
---------------------------------------------------------------------------------------------------------------

-----------------------------------------------

STATUS OF POSTPETITION TAXES                                            MONTH:   August 2001
                                                                                -------------------------------
---------------------------------------------------------------------------------------------------------------
                                                  BEGINNING         AMOUNT                          ENDING
                                                     TAX         WITHHELD AND/      AMOUNT           TAX
FEDERAL                                          LIABILITY*       OR ACCRUED         PAID          LIABILITY
---------------------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                                     $0                $0              $0                 $0
---------------------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                                   $0                $0              $0                 $0
---------------------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                                   $0                $0              $0                 $0
---------------------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                                      $0                $0              $0                 $0
---------------------------------------------------------------------------------------------------------------
5.  INCOME                                            $0                $0              $0                 $0
---------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                               $0                $0              $0                 $0
---------------------------------------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES                               $0                $0              $0                 $0
---------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------------------------
8.  WITHHOLDING                                       $0                $0              $0                 $0
---------------------------------------------------------------------------------------------------------------
9.  SALES                                             $0                $0              $0                 $0
---------------------------------------------------------------------------------------------------------------
10. EXCISE                                            $0                $0              $0                 $0
---------------------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                                      $0                $0              $0                 $0
---------------------------------------------------------------------------------------------------------------
12. REAL PROPERTY                                     $0                $0              $0                 $0
---------------------------------------------------------------------------------------------------------------
13. PERSONAL PROPERTY                                 $0                $0              $0                 $0
---------------------------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)                               $0                $0              $0                 $0
---------------------------------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL                               $0                $0              $0                 $0
---------------------------------------------------------------------------------------------------------------
16. TOTAL TAXES                                       $0                $0              $0                 $0
---------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

-------------------------------------------------
CASE NAME: American International Travel, Inc.       ACCRUAL BASIS-5
-------------------------------------------------

-------------------------------------------------
CASE NUMBER: 400-42149-BJH-11                           02/13/95, RWD, 2/96
-------------------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                  MONTH:  August 2001
                                                         -----------------------
-----------------------------------------
BANK RECONCILIATIONS
                                              Account #1         Account #2        Account #3
--------------------------------------------------------------------------------------------------------------------
A.    BANK:                                      N/A
--------------------------------------------------------------------------------------------------------------------
B.    ACCOUNT NUMBER:                                                                                TOTAL
--------------------------------------------------------------------------------------------------------------------
C.    PURPOSE (TYPE):
--------------------------------------------------------------------------------------------------------------------
1.    BALANCE PER BANK STATEMENT                  $0
--------------------------------------------------------------------------------------------------------------------
2.    ADD: TOTAL DEPOSITS NOT CREDITED            $0
--------------------------------------------------------------------------------------------------------------------
3.    SUBTRACT: OUTSTANDING CHECKS                $0
--------------------------------------------------------------------------------------------------------------------
4.    OTHER RECONCILING ITEMS                     $0
--------------------------------------------------------------------------------------------------------------------
5.    MONTH END BALANCE PER BOOKS                 $0                 $0                $0               $0
--------------------------------------------------------------------------------------------------------------------
6.    NUMBER OF LAST CHECK WRITTEN
--------------------------------------------------------------------------------------------------------------------

---------------------------------------
INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------------------
                                               DATE OF            TYPE OF          PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                    PURCHASE         INSTRUMENT          PRICE            VALUE
--------------------------------------------------------------------------------------------------------------------
7.   N/A
--------------------------------------------------------------------------------------------------------------------
8.   N/A
--------------------------------------------------------------------------------------------------------------------
9.   N/A
--------------------------------------------------------------------------------------------------------------------
10.  N/A
--------------------------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                                $0               $0
--------------------------------------------------------------------------------------------------------------------


---------------------------------------
CASH
--------------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                                 $0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                                        $0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report


------------------------------------------------
CASE NAME: American International Travel, Inc.       ACCRUAL BASIS-6
------------------------------------------------

------------------------------------------------
CASE NUMBER: 400-42149-BJH-11                          02/13/95, RWD, 2/96
------------------------------------------------

                                                        MONTH: August 2001
                                                        --------------------

------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

------------------------------------------------------------------------------
                                      INSIDERS
------------------------------------------------------------------------------
                              TYPE OF           AMOUNT           TOTAL PAID
                NAME          PAYMENT            PAID              TO DATE
------------------------------------------------------------------------------
1.   N/A
------------------------------------------------------------------------------
2.   N/A
------------------------------------------------------------------------------
3.   N/A
------------------------------------------------------------------------------
4.   N/A
------------------------------------------------------------------------------
5.   N/A
------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                                    $0            $0
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                      PROFESSIONALS
---------------------------------------------------------------------------------------------------------------
                                  DATE OF COURT                                                  TOTAL
                                ORDER AUTHORIZING       AMOUNT         AMOUNT    TOTAL PAID     INCURRED
                     NAME            PAYMENT           APPROVED         PAID       TO DATE     & UNPAID *
---------------------------------------------------------------------------------------------------------------
1.     N/A
---------------------------------------------------------------------------------------------------------------
2.     N/A
---------------------------------------------------------------------------------------------------------------
3.     N/A
---------------------------------------------------------------------------------------------------------------
4.     N/A
---------------------------------------------------------------------------------------------------------------
5.     N/A
---------------------------------------------------------------------------------------------------------------
6.     TOTAL PAYMENTS
       TO PROFESSIONALS                                     $0           $0          $0            $0
---------------------------------------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED


--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                        SCHEDULED     AMOUNTS
                                         MONTHLY       PAID         TOTAL
                                        PAYMENTS      DURING       UNPAID
                    NAME OF CREDITOR       DUE         MONTH    POSTPETITION
--------------------------------------------------------------------------------
1.     N/A
--------------------------------------------------------------------------------
2.     N/A
--------------------------------------------------------------------------------
3.     N/A
--------------------------------------------------------------------------------
4.     N/A
--------------------------------------------------------------------------------
5.     N/A
--------------------------------------------------------------------------------
6.     TOTAL                                $0           $0           $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

------------------------------------------------
CASE NAME: American International Travel, Inc.       ACCRUAL  BASIS-7
------------------------------------------------

------------------------------------------------
CASE  NUMBER: 400-42149-BJH-11                          02/13/95, RWD, 2/96
------------------------------------------------

                                                     MONTH:  August 2001
                                                            --------------------

-----------------------
QUESTIONNAIRE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     YES               NO
-------------------------------------------------------------------------------------------------------------------------------
1.      HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF
        BUSINESS THIS REPORTING PERIOD?                                                                                 X
-------------------------------------------------------------------------------------------------------------------------------
2.      HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN
        POSSESSION ACCOUNT?                                                                                             X
-------------------------------------------------------------------------------------------------------------------------------
3.      ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM
        RELATED PARTIES?                                                                                                X
-------------------------------------------------------------------------------------------------------------------------------
4.      HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING
        PERIOD?                                                                                                         X
-------------------------------------------------------------------------------------------------------------------------------
5.      HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                         X
-------------------------------------------------------------------------------------------------------------------------------
6.      ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                    X
-------------------------------------------------------------------------------------------------------------------------------
7.      ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                    X
-------------------------------------------------------------------------------------------------------------------------------
8.      ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                X
-------------------------------------------------------------------------------------------------------------------------------
9.      ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                      X
-------------------------------------------------------------------------------------------------------------------------------
10.     ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS
        DELINQUENT?                                                                                                     X
-------------------------------------------------------------------------------------------------------------------------------
11.     HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD? X
-------------------------------------------------------------------------------------------------------------------------------
12.     ARE ANY WAGE PAYMENTS PAST DUE?                                                                                 X
-------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-----------------------
INSURANCE
------------------------------------------------------------------------------------------------------------------------
                                                                                               YES               NO
------------------------------------------------------------------------------------------------------------------------
1.      ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
        NECESSARY INSURANCE COVERAGES IN EFFECT?                                                X
------------------------------------------------------------------------------------------------------------------------
2.      ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                             X
------------------------------------------------------------------------------------------------------------------------
3.      PLEASE  ITEMIZE  POLICIES  BELOW.
------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                              INSTALLMENT PAYMENTS
------------------------------------------------------------------------------------------------------------------
             TYPE  OF                                                                       PAYMENT AMOUNT
              POLICY                            CARRIER                 PERIOD COVERED       & FREQUENCY
------------------------------------------------------------------------------------------------------------------
        Please see Case # 00-42141-BJH-11
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------
CASE  NAME: American International Travel, Inc.           FOOTNOTES SUPPLEMENT
------------------------------------------------

------------------------------------------------
CASE  NUMBER: 400-42149-BJH-11                                ACCRUAL BASIS
------------------------------------------------


                                                 MONTH:        August 2001
                                                       -------------------------

------------------------------------------------------------------------------------------------------------------
 ACCRUAL BASIS FORM NUMBER    LINE NUMBER                          FOOTNOTE / EXPLANATION
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
           6                                All Professional fees related to the Reorganization of the
------------------------------------------------------------------------------------------------------------------
                                              Company are disbursed out of Kitty Hawk, Inc. (Parent
------------------------------------------------------------------------------------------------------------------
                                              Company). Refer to Case # 400-42141
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
           7                                All insurance plans related to the Company are carried
------------------------------------------------------------------------------------------------------------------
                                              at Kitty Hawk, Inc. (Parent Company). Refer to Case #
------------------------------------------------------------------------------------------------------------------
                                              400-42141.
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
          General                           This operation closed in May of 2000. Costs incurred to date
------------------------------------------------------------------------------------------------------------------
                                              consist of costs associated with shut down
------------------------------------------------------------------------------------------------------------------
                                               procedures as well as wrapping up final billings.
------------------------------------------------------------------------------------------------------------------
           3                       28       All payments are made by Kitty Hawk, Inc. (Case #400-42141)
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CASE NAME: American International Travel, Inc.

CASE NUMBER: 400-42149-BJH-11

Details of Other Items


ACCRUAL BASIS-1                            August 2001


8. OTHER (ATTACH LIST)                          (440,079) Reported
                                        ----------------
     Intercompany Settlements                        342
     A/R KH International                       (246,860)
     CDI Inter-divisional Balancing             (196,142)
     CDI - Debit/Credit Transfer                   2,581
                                        ----------------
                                                (440,079) Detail
                                        ----------------
                                                     -    Difference